UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                   May 9, 2007


                      NORTH ATLANTIC HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               333-115587                             20-0709285
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        (Commission File Number)           (IRS Employer Identification No.)

 3029 West Muhammad Ali Boulevard
 Louisville, Kentucky                                                  40212
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      (Address of Principal Executive Offices)                       (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Reference is made to the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 21, 2007 and March 23, 2007 (the "Initial Form 8-Ks") by each of North Atlantic Trading Company, Inc. ("NATC") and North Atlantic Holding Company, Inc., the corporate parent of NATC ("NAHC," and, together with NATC, the "Companies"), announcing the Companies' evaluation of an exchange of NAHC's outstanding 12.25% Senior Discount Notes due 2014 (the "HoldCo Notes"), which were issued pursuant to that certain Indenture (the "HoldCo Indenture"), dated as of February 17, 2004, between NAHC and Wells Fargo Bank Minnesota, National Association, a national banking association ("Wells Fargo"), as Indenture Trustee, and a majority of NATC's outstanding 9.25% Senior Notes due 2012 (the "OpCo Notes"), which were issued pursuant to that certain Indenture (the "OpCo Indenture"), dated as of February 17, 2004, among NATC, the guarantors listed on the signature pages thereto and Wells Fargo, as Indenture Trustee, for new second lien secured notes of NATC (the "Second Lien Notes").

      On May 9, 2007, the Companies and certain holders of HoldCo Notes and certain holders of OpCo Notes (collectively, the "Participating Noteholders") entered into an Exchange Agreement, pursuant to which each Participating Noteholder exchanged (the "Exchange") (a) the HoldCo Notes owned by it for $812.50 principal amount of Second Lien Notes per $1,000 principal amount at maturity of HoldCo Notes exchanged and/or (b) the OpCo Notes owned by it for $950.00 principal amount of Second Lien Notes per $1,000 principal amount of OpCo Notes exchanged. The Participating Noteholders are comprised of holders of 76.9% of the aggregate amount of the HoldCo Notes outstanding immediately prior to the Exchange and 57% of the aggregate amount of the OpCo Notes outstanding immediately prior to the Exchange. Since the filing of the Initial Form 8-Ks, the Companies and those noteholders then participating in the transaction agreed to allow one additional holder of OpCo Notes to participate in the Exchange and to increase the maximum amount of OpCo Notes that could be exchanged in the Exchange from 55% to 57%. The closing of the Exchange occurred on May 9, 2007.

      In connection with the Exchange, the HoldCo Indenture was amended (the "HoldCo Supplemental Indenture") and the OpCo Indenture was amended (the "OpCo Supplemental Indenture"), the terms of which amendments are summarized in the Indicative Summary of Terms and Conditions, which is attached as Exhibit 99.1 to the Initial Form 8-Ks and is incorporated herein by reference. The Supplemental HoldCo Indenture and the Supplemental OpCo Indenture are attached hereto as
Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference. In addition, NATC, as issuer, NAHC and NATC's subsidiaries, as guarantors, and U.S. Bank, National Association, as indenture trustee, entered into a new Indenture (the "Second Lien Indenture"), which will govern the Second Lien Notes. The terms of the Second Lien Indenture are summarized in the Indicative Summary of Terms and Conditions, which is attached as Exhibit 99.1 to the Initial Form 8-Ks and is incorporated herein by reference. The Second Lien Indenture is attached hereto as Exhibit 4.3 and is incorporated herein by reference. An aggregate of $134,947,625 principal amount of Second Lien Notes were issued.



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      Pursuant to the terms of the Supplemental HoldCo Indenture and the
Supplemental OpCo Indenture, the Companies are no longer required to file reports with the SEC. Similarly, the Second Lien Indenture does not contain a requirement that the Companies file reports with the SEC. Accordingly, each of the Companies will file a Form 15 with the SEC certifying the suspension of its duty to file such reports.

      The Companies caution the reader that certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and other important factors. The Companies' actual future results, performance or achievement of results may differ materially from any such results, performance or achievement implied by these statements. Among the factors that could affect the Companies' actual results and could cause results to differ from those anticipated in the forward-looking statements contained herein is the Companies' ability to comply with certain financial covenants contained in its Financing Agreement, its ability to implement its business strategy successfully, which may be dependent on business, financial and other factors beyond the Companies' control, including, among others, federal, state and/or local regulations and taxes, competitive pressures, prevailing changes in consumer preferences, consumer acceptance of new product introductions and other marketing initiatives, market acceptance of the Companies' current distribution programs, access to sufficient quantities of raw material or inventory to meet any sudden increase in demand, disruption to historical wholesale ordering patterns, product liability litigation and any disruption in access to capital necessary to achieve the Companies' business strategy. The Companies caution the reader not to put undue reliance on any forward-looking statements. In addition, the Companies do not have any intention or obligation to update the forward-looking statements in this document. The Companies claim the protection of the safe harbor for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934. Reference is made to Item 1A, "Risk Factors," in the Companies' Annual Reports on Form 10-K for the year ended December 31, 2006.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The disclosure under Item 1.01, "Entry into a Material Definitive Agreement," is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      4.1 Supplemental Indenture, dated May 9, 2007, between North Atlantic Holding Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

      4.2 Supplemental Indenture, dated May 9, 2007, among North Atlantic Trading Company, Inc., as Issuer, each of North Atlantic Trading Company, Inc.'s subsidiaries, as Guarantors, and Wells Fargo Bank, National Association, as Trustee.



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




      4.3 Indenture, dated May 9, 2007, among North Atlantic Trading Company, Inc., as Issuer, North Atlantic Holding Company, Inc. and each of North Atlantic Trading Company, Inc.'s subsidiaries, as Guarantors, and U.S. Bank National Association, as Trustee.


























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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NORTH ATLANTIC HOLDING COMPANY, INC.


                                    By:   /s/ Brian C. Harriss
                                         -------------------------------------
                                    Name:  Brian C. Harriss
                                    Title: Senior Vice President and Chief
                                           Financial Officer


Date: May 10, 2007






















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                                  EXHIBIT INDEX

      No.   Description
      ---   -----------

      4.1 Supplemental Indenture, dated May 9, 2007, between North Atlantic Holding Company, Inc., as Issuer, and Wells Fargo Bank, National Association, as Trustee.

      4.2 Supplemental Indenture, dated May 9, 2007, among North Atlantic Trading Company, Inc., as Issuer, each of North Atlantic Trading Company, Inc.'s subsidiaries, as Guarantors, and Wells Fargo Bank, National Association, as Trustee.

      4.3 Indenture, dated May 9, 2007, among North Atlantic Trading Company, Inc., as Issuer, North Atlantic Holding Company, Inc. and each of North Atlantic Trading Company, Inc.'s subsidiaries, as Guarantors, and U.S. Bank National Association, as Trustee.
















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